Table of Contents

Page(s)
3	Earnings Release
Key Financial Data
6	Consolidated Balance Sheet
7	Consolidated Statement of Operations
8	FFO, Core FFO and Core AFFO
9	Adjusted EBITDA
10	Components of Net Asset Value
Operating Portfolio
11	Multifamily Operating Portfolio
12	Commercial Assets and Developable Land
13	Same Store Market Information
14	Same Store Performance
Debt
15	Debt Profile
16	Debt Summary and Maturity Schedule
Reconciliations and Additional Details
17	Annex 1: Transaction Activity
18	Annex 2: Reconciliation of NOI
19	Annex 3: Consolidated Statements of Operations and Non-GAAP Financial Footnotes
20	Annex 4: Unconsolidated Joint Ventures
21	Annex 5: Debt Profile Footnotes
22	Annex 6: Multifamily Property Information
24	Annex 7: Noncontrolling Interests in Consolidated Joint Ventures
24	Non-GAAP Financial Definitions
26	Company Information

V E R I S    R E S I D  E  N  T  I  A  L,    I N C.
NEWS RELEASE
For Immediate Release
Veris Residential, Inc.
Reports Fourth Quarter and Full Year 2025 Results
JERSEY CITY, N.J., February 23, 2026 –– Veris Residential, Inc. (NYSE: VRE) (the “Company”), a forward-thinking, Northeast-focused, Class A multifamily REIT, today reported results for the fourth quarter and full year 2025.

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2025	2024	2025	2024
Net Income (loss) per Diluted Share	$0.00	$(0.13)	$0.80	$(0.25)
Core FFO per Diluted Share	$0.19	$0.11	$0.72	$0.60
Core AFFO per Diluted Share	$0.19	$0.13	$0.74	$0.71
Dividend per Diluted Share	$0.08	$0.08	$0.32	$0.26

FOURTH QUARTER AND FULL YEAR 2025 HIGHLIGHTS

–Increased annual Core FFO per share by over 20% year over year to $0.72, surpassing the upper end of guidance.
–Same Store NOI growth of 2.7% and 5.9% for the full year and quarter, respectively, and maintained an operating margin of approximately 68% for the full year.
–Further improved controllable expenses by 54 basis points to 16.5%.
–Year-over-year Same Store Blended Net Rental Growth Rate of 2.7% for the full year and 2.5% for the fourth quarter.
–Further reduced year-over-year core general and administrative expense by approximately 6% for the full year and 18% since 2022.
–Occupancy of 95.2% excluding Liberty Towers, which remains under renovation with over a third of the units completed; Same Store occupancy of 94.4% including Liberty Towers.
–Completed $542 million of non-strategic asset sales, exceeding the Company's original target of $300 to $500 million.
–Utilized non-strategic sale proceeds to reduce debt by approximately $490 million, improving Net Debt-to-EBITDA (Normalized) to 9.0x, representing year-end reductions of 23% from 11.7x in 2024 and 53% from 19.3x in 2021.

SAME STORE PORTFOLIO PERFORMANCE

	December 31, 2025	September 30, 2025	Change
Same Store Units	6,581	6,581	—%
Same Store Occupancy	94.4%	94.7%	(0.3)%
Same Store Blended Rental Growth Rate (Quarter)	2.5%	3.9%	(1.4)%
Average Revenue per Home	$4,252	$4,255	(0.1)%

($ in 000s)	Three Months Ended December 31,			Twelve Months Ended December 31,
	2025	2024	%	2025	2024	%
Total Property Revenue	$69,823	$67,638	3.2%	$273,275	$266,726	2.5%
Controllable Expenses	10,843	11,843	(8.4)%	45,062	45,429	(0.8)%
Non-Controllable Expenses	10,740	10,257	4.7%	43,168	41,117	5.0%
Total Property Expenses	21,583	22,100	(2.3)%	88,230	86,546	1.9%
Same Store NOI	$48,240	$45,538	5.9%	$185,045	$180,180	2.7%

2025 TRANSACTION ACTIVITY

In 2025, the Company completed $542 million of non-strategic asset sales. During the fourth quarter, the Company sold its last two land parcels in Jersey City, New Jersey, for $75 million, reducing its land bank value to approximately $35 million.

Name ($ in 000s)	Date	Location	Gross Proceeds
65 Livingston	1/24/2025	Roseland, NJ	$7,300
Wall Land	4/3/2025	Wall Township, NJ	31,000
PI - North Building (two parcels) and Metropolitan at 40 Park	4/21/2025	West New York, NJ, and Morristown, NJ	7,100
1 Water	4/29/2025	White Plains, NY	15,500
Signature Place	7/9/2025	Morris Plains, NJ	85,000
145 Front Street	7/22/2025	Worcester, MA	122,200
The James	8/14/2025	Park Ridge, NJ	117,000
PI South - Building 2	8/28/2025	Weehawken, NJ	19,000
Quarry Place at Tuckahoe	9/25/2025	Eastchester, NY	63,000
Harborside 8 and 9	12/8/2025	Jersey City, NJ	75,000
Total Assets Sold in 2025			$542,100

In the second quarter of 2025, the Company purchased its partner's interest in its largest unconsolidated joint venture, the Jersey City Urby, for $38.5 million, assuming management of the property, which was rebranded to Sable. The consolidation resulted in approximately $1 million of annualized synergies.

FINANCE AND LIQUIDITY

As of December 31, 2025, the Company had liquidity of $280 million, a weighted average effective interest rate of 4.88% and a weighted average maturity of 2.2 years. All of the Company's debt was either hedged or fixed at year-end 2025.

Balance Sheet Metric ($ in 000s)	December 31, 2025	September 30, 2025
Weighted Average Interest Rate	4.88%	4.76%
Weighted Average Years to Maturity	2.2	2.6
TTM Interest Coverage Ratio	1.9x	1.7x
Net Debt	$1,332,798	$1,407,717
TTM Adjusted EBITDA (Normalized)	$148,103	$141,151
Net Debt-to-EBITDA (Normalized)	9.0x	10.0x

During the fourth quarter of 2025, the Company exercised a one-year extension option relating to the unconsolidated joint venture's mortgage on The Capstone property, which will now mature in the fourth quarter of 2026. In addition, the Company utilized proceeds from non-strategic asset sales to repay the $69 million mortgage secured by The Emery property.

The Company's current total leverage ratio as defined by the Revolving Credit Facility is between 40% and 45%, resulting in a borrowing rate on the Revolver of SOFR + 1.30%. The 20-basis-point quarter-over-quarter decrease reflects the Company's disciplined approach to deleveraging and the resulting savings under the leverage-based pricing grid of the Revolving Credit Facility.

DIVIDEND

The Company paid a dividend of $0.08 per share on January 9, 2026, to shareholders of record as of December 31, 2025.

ABOUT THE COMPANY
Veris Residential, Inc. is a forward-thinking real estate investment trust (REIT) that primarily owns, operates, acquires and develops premier Class A multifamily properties in the Northeast. Our technology-enabled, vertically integrated operating platform delivers a contemporary living experience aligned with residents' preferences while positively impacting the communities we serve. We are guided by an experienced management team and Board of Directors, underpinned by leading corporate governance principles; a best-in-class approach to operations; and an inclusive culture based on meritocratic empowerment.

For additional information on Veris Residential, Inc. and our properties available for lease, please visit http://www.verisresidential.com/.

We consider portions of this information, including the documents incorporated by reference, to be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of such act. Such forward-looking statements relate to, without limitation, our future economic performance, plans and objectives for future operations, and projections of revenue and other financial items. Forward-looking statements can be identified by the use of words such as “may,” “will,” “assume,” “believe,” “contemplate,” “could,” “intend,” “predict,” “would,” “plan,” “potential,” “projected,” “should,” “expect,” “anticipate,” “estimate,” “target,” “continue” or comparable terminology, although not all forward-looking statements contain these identifying words.

Forward-looking statements are inherently subject to certain risks, trends, changes in circumstances and uncertainties, many of which we cannot predict with accuracy and some of which we may not anticipate. Although we believe that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, we can give no assurance that such expectations will be achieved as anticipated or that our results, estimates or assumptions will be correct. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements, many of which are beyond the Company’s control. Readers are cautioned not to place undue reliance on these forward-looking statements and are advised to consider the factors listed above together with the additional factors under the heading “Disclosure Regarding Forward-Looking Statements” and “Risk Factors” in the Company’s Annual Report on Form 10-K, as may be supplemented or amended by the Company’s Quarterly Reports on Form 10-Q, which are incorporated herein by reference. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise, except as required under applicable law.

Investors	Media
Mackenzie Rice	Amanda Shpiner/Grace Cartwright
Director, Investor Relations	Gasthalter & Co.
investors@verisresidential.com	veris-residential@gasthalter.com
212-257-4170

Additional details on Company Information page.

Consolidated Balance Sheet
(in thousands) (unaudited)

	December 31, 2025	December 31, 2024
ASSETS
Rental property
Land and leasehold interests	$376,710	$458,946
Buildings and improvements	2,584,333	2,634,321
Tenant improvements	16,745	14,784
Furniture, fixtures and equipment	118,797	112,201
	3,096,585	3,220,252
Less – accumulated depreciation and amortization	(516,404)	(432,531)
	2,580,181	2,787,721
Real estate held for sale, net	—	7,291
Net investment in rental property	2,580,181	2,795,012
Cash and cash equivalents	14,128	7,251
Restricted cash	15,232	17,059
Investments in unconsolidated joint ventures	52,188	111,301
Unbilled rents receivable, net	3,643	2,253
Deferred charges and other assets, net	40,588	48,476
Accounts receivable	911	1,375
Total assets	$2,706,871	$2,982,727
LIABILITIES AND EQUITY
Revolving credit facility and term loans	30,000	348,839
Mortgages, loans payable and other obligations, net	1,332,158	1,323,474
Dividends and distributions payable	8,697	8,533
Accounts payable, accrued expenses and other liabilities	44,610	42,744
Rents received in advance and security deposits	11,419	11,512
Accrued interest payable	5,031	5,262
Total liabilities	1,431,915	1,740,364
Redeemable noncontrolling interests	9,294	9,294
Total Stockholders’ Equity	1,151,621	1,099,391
Noncontrolling interests in subsidiaries:
Operating Partnership	105,849	102,588
Consolidated joint ventures	8,192	31,090
Total noncontrolling interests in subsidiaries	$114,041	$133,678
Total equity	$1,265,662	$1,233,069
Total liabilities and equity	$2,706,871	$2,982,727

Consolidated Statement of Operations
(In thousands, except per share amounts) (unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
REVENUES	2025	2024	2025	2024
Revenue from leases	$65,521	$61,904	$264,459	$245,690
Management fees	554	751	2,561	3,338
Parking income	3,816	3,893	15,834	15,463
Other income	1,419	1,535	5,580	6,583
Total revenues	71,310	68,083	288,434	271,074
EXPENSES
Real estate taxes	8,915	10,173	38,361	37,424
Utilities	1,998	1,955	9,290	8,151
Operating services	11,274	12,885	47,962	48,239
Property management	3,939	3,877	16,673	17,247
General and administrative	8,563	10,040	36,753	39,059
Transaction-related costs	322	159	3,750	1,565
Depreciation and amortization	21,466	21,182	86,263	82,774
Land and other impairments, net	2,317	—	17,984	2,619
Total expenses	58,794	60,271	257,036	237,078
OTHER (EXPENSE) INCOME
Interest expense	(18,775)	(23,293)	(88,579)	(87,976)
Interest and other investment income	102	111	370	2,366
Equity in earnings (losses) of unconsolidated joint ventures	549	1,015	5,257	3,934
Realized gains (losses) and unrealized gains (losses) on disposition of rental property, net[1]	6,671	—	90,831	—
Gain (loss) on disposition of developable land	(1,252)	—	34,040	11,515
Gain (loss) on sale of unconsolidated joint venture interests	—	(154)	5,122	6,946
Gain (loss) from extinguishment of debt, net	(318)	—	(3,530)	(777)
Other income (expense), net	(154)	(396)	148	(701)
Total other income (expense), net	(13,177)	(22,717)	43,659	(64,693)
Income (loss) from continuing operations before income tax expense	(661)	(14,905)	75,057	(30,697)
Provision for income taxes	(61)	(2)	(231)	(276)
Income (loss) from continuing operations after income tax expense	(722)	(14,907)	74,826	(30,973)
Discontinued operations:
Income (loss) from discontinued operations	224	(1,015)	4,115	862
Realized gains (losses) and unrealized gains (losses) on disposition of rental property and impairments, net	—	1,899	—	3,447
Total discontinued operations, net	224	884	4,115	4,309
Net income (loss)	(498)	(14,023)	78,941	(26,664)
Noncontrolling interests in consolidated joint ventures	357	495	3,538	1,924
Noncontrolling interests in Operating Partnership of loss (income) from continuing operations	38	1,238	(6,569)	2,531
Noncontrolling interests in Operating Partnership in discontinued operations	(19)	(76)	(347)	(371)
Redeemable noncontrolling interests	(81)	(81)	(324)	(540)
Net income (loss) available to common shareholders	$(203)	$(12,447)	$75,239	$(23,120)

Basic earnings per common share:
Net income (loss) available to common shareholders	$0.00	$(0.13)	$0.81	$(0.25)
Diluted earnings per common share:
Net income (loss) available to common shareholders	$0.00	$(0.13)	$0.80	$(0.25)
Basic weighted average shares outstanding	93,488	92,934	93,355	92,695
Diluted weighted average shares outstanding[2]	102,077	101,611	102,363	101,381

See Consolidated Statements of Operations and Non-GAAP Financial Footnotes page.
See Consolidated Statements of Operations page.

FFO, Core FFO and Core AFFO

(in thousands, except per share/unit amounts)

	Three Months Ended December 31		Twelve months ended December 31,
	2025	2024	2025	2024
Net income (loss) available to common shareholders	$(203)	$(12,447)	$75,239	$(23,120)
Add/(Deduct):
Noncontrolling interests in Operating Partnership	(38)	(1,238)	6,569	(2,531)
Noncontrolling interests in discontinued operations	19	76	347	371
Real estate-related depreciation and amortization on continuing operations[3]	21,735	23,617	89,806	92,164
Real estate-related depreciation and amortization on discontinued operations	—	(33)	—	635
Continuing operations: (Gain) loss on sale from unconsolidated joint ventures	—	154	(5,122)	(6,946)
Continuing operations: Realized (gains) losses and unrealized (gains) losses on disposition of rental property, net	(6,671)	—	(90,831)	—
Discontinued operations: Realized (gains) losses and unrealized (gains) losses on disposition of rental property, net	—	—	—	(1,548)
FFO[4]	$14,842	$10,129	$76,008	$59,025

Add/(Deduct):
(Gain) loss from extinguishment of debt, net	318	—	3,530	777
Land and other impairments[5]	2,317	—	16,384	2,619
(Gain) loss on disposition of developable land[6]	1,252	(1,899)	(34,600)	(13,414)
Severance/Compensation related costs (G&A)[7]	108	32	2,175	2,111
Severance/Compensation related costs (Property Management)[8]	375	766	2,431	3,156
Amortization of derivative premium[9]	374	1,461	2,759	4,554
Derivative mark to market adjustment & losses on de-designation/early terminations	31	186	1,117	202
Transaction-related costs	323	578	3,751	1,984
Core FFO	$19,940	$11,253	$73,555	$61,014

Add/(Deduct):
Straight-line rent adjustments[10]	(463)	(107)	(1,707)	(790)
Amortization of market lease intangibles, net	(11)	(5)	(17)	(30)
Amortization of lease inducements	—	—	—	7
Amortization of debt discounts (premiums)	11	—	30	—
Amortization of stock compensation	2,797	3,013	11,843	12,992
Non-real estate depreciation and amortization	197	169	631	763
Amortization of deferred financing costs	1,484	1,639	6,641	6,125
Add/(Deduct):
Non-incremental revenue generating capital expenditures:
Building improvements	(3,997)	(2,784)	(14,697)	(7,674)
Tenant improvements and leasing commissions[11]	(205)	(94)	(326)	(236)
Core AFFO[3]	$19,753	$13,084	$75,953	$72,171

Funds from Operations per share/unit-diluted	$0.14	$0.10	$0.74	$0.58
Core Funds from Operations per share/unit-diluted	$0.19	$0.11	$0.72	$0.60
Core Adjusted Funds from Operations per share/unit-diluted	$0.19	$0.13	$0.74	$0.71
Dividends declared per common share	$0.08	$0.08	$0.32	$0.2625

See Consolidated Statements of Operations and Non-GAAP Financial Footnotes page.
See Consolidated Statements of Operations page.

Adjusted EBITDA

($ in thousands) (unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2025	2024	2025	2024
Net income (loss) available to common shareholders	$(203)	$(12,447)	$75,239	$(23,120)
Add/(Deduct):
Noncontrolling interests in Operating Partnership	(38)	(1,238)	6,569	(2,531)
Noncontrolling interests in discontinued operations	19	76	347	371
Real estate-related depreciation and amortization on continuing operations	21,735	23,617	89,806	92,164
Real estate-related depreciation and amortization on discontinued operations	—	(33)	—	635
Continuing operations: Loss (Gain) on sale from unconsolidated joint ventures	—	154	(5,122)	(6,946)
Continuing operations: Realized and unrealized (gains) losses on disposition of rental property, net	(6,671)	—	(90,831)	—
Discontinued operations: Realized and unrealized (gains) losses on disposition of rental property, net	—	—	—	(1,548)
(Gain)/Loss from extinguishment of debt, net	318	—	3,530	777
Land and other impairments	2,317	—	16,384	2,619
(Gain) loss on disposition of developable land	1,252	(1,899)	(34,600)	(13,414)
Severance/Compensation related costs (G&A)	108	32	2,175	2,111
Severance/Compensation related costs (Property Management)	375	766	2,431	3,156
Transaction-related costs	323	578	3,751	1,984
Equity in (earnings) loss of unconsolidated joint ventures, net	(549)	(1,015)	(5,257)	(4,196)
Equity in earnings share of depreciation and amortization	(466)	(2,605)	(4,175)	(10,154)
Interest expense	18,775	23,294	88,579	87,977
Recurring JV distributions	1,035	3,641	10,264	11,893
Income (loss) in noncontrolling interest in consolidated joint ventures, net	(357)	(495)	(1,379)	(1,924)
Redeemable noncontrolling interest	81	81	324	540
Income tax expense	61	3	232	300
Adjusted EBITDA	$38,115	$32,510	$158,267	$140,694

4Q 2025
TTM Adjusted EBITDA	$158,267
Net Debt	1,332,798
Net Debt-to-EBITDA	8.4x
After
TTM Adjusted EBITDA	$158,267
Deduct:
TTM Multifamily Sales Adjustments	(11,856)
TTM Carry Costs from Sold Land	(154)
Add:
TTM Unconsolidated JV Sales Adjustments	1,845
TTM Adjusted EBITDA (Normalized)	$148,103

Net Debt	1,332,798
Net Debt-to-EBITDA (Normalized)	9.0x

See Consolidated Statements of Operations and Non-GAAP Financial Footnotes page.
See Non-GAAP Financial Definitions.

Components of Net Asset Value

($ in thousands)

Real Estate Portfolio			Other Assets

Operating Multifamily NOI[1]	Total	At Share	Cash and Cash Equivalents	$14,128
New Jersey Waterfront	$179,540	$157,498	Restricted Cash	15,232
Massachusetts	20,944	20,944	Other Assets	45,142
Other	16,348	11,084	Subtotal Other Assets	$74,502
Total Multifamily NOI	$216,832	$189,526
Commercial NOI[2]	5,016	4,165	Liabilities and Other Considerations
Total NOI	$221,848	$193,691
			Operating - Consolidated Debt at Share	$1,267,504
Non-Strategic Assets			Operating - Unconsolidated Debt at Share	128,506
			Other Liabilities	69,757
Estimated Value of Remaining Land		$35,360	Revolving Credit Facility	30,000
Total Non-Strategic Assets[3]		$35,360	Preferred Units	9,294
			Subtotal Liabilities and Other Considerations	$1,505,061

			Outstanding Shares[4]

			Diluted Weighted Average Shares Outstanding for 4Q 2025 (in 000s)	102,622

1 See Multifamily Operating Portfolio page for more details. The Real Estate Portfolio table is reflective of the quarterly NOI annualized, including management fees.
2 See Commercial Assets and Developable Land page for more details.
3 The land values are VRE's share of value. For more details see Commercial Assets and Developable Land page.
4 Outstanding shares for the quarter ended December 31, 2025 is comprised of the following (in 000s): 93,488 weighted average common shares outstanding, 8,589 weighted average Operating Partnership common and vested LTIP units outstanding, and 545 shares representing the dilutive effect of stock-based compensation awards.

See Non-GAAP Financial Definitions.

Multifamily Operating Portfolio

(in thousands, except Revenue per home)

			Operating Highlights
			Percentage Occupied[1]		Average Revenue per Home		NOI[2]		Debt Balance
	Ownership	Apartments	Q4 2025	Q3 2025	Q4 2025	Q3 2025	Q4 2025	Q3 2025
NJ Waterfront
Haus25	100.0%	750	95.7%	96.5%	$5,158	$5,118	$8,911	$8,275	$343,061
Liberty Towers*	100.0%	648	87.1%	84.9%	4,534	4,630	5,023	4,596	—
BLVD 401	74.3%	311	95.4%	95.9%	4,357	4,376	2,669	2,416	113,462
BLVD 425	74.3%	412	95.3%	95.8%	4,184	4,236	3,398	3,320	131,000
BLVD 475	100.0%	523	95.3%	97.5%	4,335	4,349	4,634	4,247	161,201
Soho Lofts*	100.0%	377	96.0%	94.8%	4,870	4,878	3,362	2,875	—
Sable	100.0%	762	95.0%	96.6%	4,191	4,245	5,536	5,638	181,544
RiverHouse 9 at Port Imperial	100.0%	313	95.8%	94.9%	4,594	4,590	2,848	2,717	110,000
RiverHouse 11 at Port Imperial	100.0%	295	95.9%	97.3%	4,481	4,394	2,593	2,470	100,000
RiverTrace	22.5%	316	94.9%	95.1%	3,850	3,869	2,313	2,225	82,000
Capstone	40.0%	360	95.0%	94.7%	4,698	4,651	3,598	3,428	135,000
NJ Waterfront Subtotal	87.2%	5,067	94.3%	94.6%	$4,510	$4,524	$44,885	$42,207	$1,357,268
Massachusetts
Portside at East Pier*	100.0%	180	95.3%	95.5%	$3,393	$3,377	$1,275	$1,186	$—
Portside 2 at East Pier	100.0%	296	95.2%	96.3%	3,592	3,563	2,189	2,158	93,782
The Emery at Overlook Ridge[3]	100.0%	326	94.0%	95.2%	2,970	2,928	1,772	1,722	—
Massachusetts Subtotal	100.0%	802	94.7%	95.7%	$3,295	$3,263	$5,236	$5,066	$93,782
Other
The Upton	100.0%	193	93.5%	94.5%	$4,751	$4,660	$1,519	$1,467	$75,000
Riverpark at Harrison	45.0%	141	93.6%	95.7%	3,169	2,940	638	579	29,948
Station House	50.0%	378	94.7%	93.9%	2,984	3,029	1,930	1,785	85,158
Other Subtotal	62.6%	712	94.2%	94.4%	$3,500	$3,453	$4,087	$3,831	$190,106
Operating Portfolio[4,5]	86.1%	6,581	94.4%	94.7%	$4,252	$4,255	$54,208	$51,104	$1,641,156

1 Average of the last month of each quarter.
2 The sum of property level revenue, straight line and ASC 805 adjustments; less: operating expenses, real estate taxes and utilities. These are shown at 100% and include management fees.
3 The loan on The Emery at Overlook Ridge was paid off in December 2025.
4 Rental revenue associated with retail leases is included in the NOI disclosure above.
5 See Unconsolidated Joint Ventures and Annex 6: Multifamily Operating Portfolio for more details.

*Properties that are currently in the collateral pool for the Revolving Credit Facility. Following the July 9, 2025 amendment of the facility, the required number of collateral assets was reduced from five to two. In October, a negative pledge and assignment of proceeds of Portside at East Pier were added as incremental collateral.

See Non-GAAP Financial Definitions.
                                                            11

Commercial Assets and Developable Land

($ in thousands)

Commercial	Location	Ownership	Rentable SF1	Percentage Leased 4Q 2025	Percentage Leased 3Q 2025	NOI 4Q 2025	NOI 3Q 2025	Debt Balance
Port Imperial South - Garage	Weehawken, NJ	70.0%	Fn 1	N/A	N/A	$578	$619	$30,524
Port Imperial South - Retail	Weehawken, NJ	70.0%	18,064	84.0%	77.0%	131	126	—
Port Imperial North - Garage	Weehawken, NJ	100.0%	Fn 1	N/A	N/A	37	(13)	—
Port Imperial North - Retail	Weehawken, NJ	100.0%	8,400	100.0%	100.0%	106	119	—
Riverwalk at Port Imperial	West New York, NJ	100.0%	29,923	88.0%	88.0%	402	209	—
Commercial Total		90.4%	56,387	88.5%	86.3%	$1,254	$1,060	$30,524

Developable Land Parcel Units[2]
Total Units[3]
NJ Waterfront[4]	—
Massachusetts	736
Other	115
Developable Land Parcel Units Total	851

1 Port Imperial South - Garage and Port Imperial North - Garage include approximately 850 and 686 parking spaces, respectively.
2 The Company has an additional 34,375 SF of developable retail space within land developments that is not represented in this table. The Company owns 100% of the developable land parcel units.
3 The Company is in the process of rezoning the parcel in Short Hills, NJ from 160 hotel keys to 115 multifamily units.
4 Harborside 8 and 9 land parcels were sold in December 2025, representing 1,277 total units.

Same Store Market Information

Sequential Quarter Comparison1
(NOI in thousands)

		NOI at Share			Occupancy			Blended Lease Tradeouts[2]
	Apartments	4Q 2025	3Q 2025	Change	4Q 2025	3Q 2025	Change	4Q 2025	3Q 2025	Change
New Jersey Waterfront	5,067	$39,916	$37,442	6.6%	94.3%	94.6%	(0.3)%	2.8%	3.9%	(1.1)%
Massachusetts	802	5,434	5,261	3.3%	94.7%	95.7%	(1.0)%	(1.2)%	2.5%	(3.7)%
Other[3]	712	2,890	2,739	5.5%	94.2%	94.4%	(0.2)%	5.9%	9.8%	(3.9)%
Total	6,581	$48,240	$45,442	6.2%	94.4%	94.7%	(0.3)%	2.5%	3.9%	(1.4)%

Year-over-Year Fourth Quarter Comparison1
(NOI in thousands)

		NOI at Share			Occupancy			Blended Lease Tradeouts[2]
	Apartments	4Q 2025	4Q 2024	Change	4Q 2025	4Q 2024	Change	4Q 2025	4Q 2024	Change
New Jersey Waterfront	5,067	$39,916	$37,733	5.8%	94.3%	93.8%	0.5%	2.8%	0.8%	2.0%
Massachusetts	802	5,434	5,171	5.1%	94.7%	93.8%	0.9%	(1.2)%	0.1%	(1.3)%
Other[3]	712	2,890	2,634	9.7%	94.2%	92.5%	1.7%	5.9%	(13.2)%	19.1%
Total	6,581	$48,240	$45,538	5.9%	94.4%	93.7%	0.7%	2.5%	(0.8)%	3.3%

Average Revenue per Home

	Apartments	4Q 2025	3Q 2025	2Q 2025	1Q 2025	4Q 2024
New Jersey Waterfront	5,067	$4,510	$4,524	$4,499	$4,430	$4,441
Massachusetts	802	3,295	3,263	3,244	3,186	3,161
Other[3]	712	3,500	3,453	3,392	3,291	3,376
Total	6,581	$4,252	$4,255	$4,226	$4,155	$4,170
1 All statistics are based off the current 6,581 Same Store pool. These values reflect the Company`s pro-rata ownership. Sable is shown at 85% for all comparative periods, reflecting VRE ownership level prior to the consolidation in April 2025.
2 Blended lease tradeouts exclude properties not managed by Veris for all periods shown. The Upton is the only property included in the blended lease tradeouts in the "Other" submarket.
3 "Other" includes properties in Suburban NJ and Washington, DC. See Multifamily Operating Portfolio page for breakout.

See Non-GAAP Financial Definitions.

Same Store Performance
($ in thousands)

Multifamily Same Store[1]
	Three Months Ended December 31,				Twelve Months Ended December 31,				Sequential
	2025	2024	Change	%	2025	2024	Change	%	4Q 25	3Q 25	Change	%
Apartment Rental Income	$62,793	$61,157	$1,636	2.7%	$246,349	$240,980	$5,369	2.2%	$62,793	$61,976	$817	1.3%
Parking/Other Income	7,030	6,481	549	8.5%	26,926	25,746	1,180	4.6%	7,030	6,894	136	2.0%
Total Property Revenues[2]	$69,823	$67,638	$2,185	3.2%	$273,275	$266,726	$6,549	2.5%	$69,823	$68,870	$953	1.4%
Marketing & Administration	1,775	2,198	(423)	(19.2)%	7,367	8,016	(649)	(8.1)%	1,775	1,993	(218)	(10.9)%
Utilities	2,051	1,998	53	2.7%	9,211	8,336	875	10.5%	2,051	2,357	(306)	(13.0)%
Payroll	3,704	3,854	(150)	(3.9)%	14,899	14,968	(69)	(0.5)%	3,704	3,878	(174)	(4.5)%
Repairs & Maintenance	3,313	3,793	(480)	(12.7)%	13,585	14,109	(524)	(3.7)%	3,313	3,806	(493)	(13.0)%
Controllable Expenses	$10,843	$11,843	$(1,000)	(8.4)%	$45,062	$45,429	$(367)	(0.8)%	$10,843	$12,034	$(1,191)	(9.9)%
Other Fixed Fees	783	711	72	10.1%	3,112	2,851	261	9.2%	783	781	2	0.3%
Insurance	1,331	1,230	101	8.2%	5,381	5,046	335	6.6%	1,331	1,355	(24)	(1.8)%
Real Estate Taxes	8,626	8,316	310	3.7%	34,675	33,220	1,455	4.4%	8,626	9,258	(632)	(6.8)%
Non-Controllable Expenses	$10,740	$10,257	$483	4.7%	$43,168	$41,117	$2,051	5.0%	$10,740	$11,394	$(654)	(5.7)%
Total Property Expenses	$21,583	$22,100	$(517)	(2.3)%	$88,230	$86,546	$1,684	1.9%	$21,583	$23,428	$(1,845)	(7.9)%
Same Store GAAP NOI	$48,240	$45,538	$2,702	5.9%	$185,045	$180,180	$4,865	2.7%	$48,240	$45,442	$2,798	6.2%

Same Store NOI Margin	69.1%	67.3%	1.8%		67.7%	67.6%	0.1%		69.1%	66.0%	3.1%
Total Units	6,581	6,581			6,581	6,581			6,581	6,581
% Ownership[1]	86.1%	86.1%			86.1%	86.1%			86.1%	86.1%
% Occupied	94.4%	93.7%	0.7%		94.4%	93.7%	0.7%		94.4%	94.7%	(0.3)%
1 These values represent the Company's pro-rata ownership. Sable is shown as 85% for all comparative periods, reflecting VRE ownership level prior to the consolidation in April 2025. These are shown at share and exclude management fees.
2 Revenues reported based on Generally Accepted Accounting Principles or "GAAP".
                                        14

Debt Profile

($ in thousands)

	Lender	Effective Interest Rate[1]	December 31, 2025	December 31, 2024	Date of Maturity
Secured Permanent Loans
Portside 2 at East Pier	New York Life Insurance Co.	4.56%	$93,782	$95,427	03/10/26
BLVD 425	New York Life Insurance Co.	4.17%	131,000	131,000	08/10/26
BLVD 401	New York Life Insurance Co.	4.29%	113,462	115,515	08/10/26
Portside at East Pier[2]	KKR	SOFR + 2.75%	—	56,500	09/07/26
The Upton[3]	Bank of New York Mellon	SOFR + 1.58%	75,000	75,000	10/27/26
RiverHouse 9 at Port Imperial[4]	JP Morgan	SOFR + 1.41%	110,000	110,000	06/21/27
Quarry Place at Tuckahoe[5]	Natixis Real Estate Capital, LLC	4.48%	—	41,000	08/05/27
BLVD 475	The Northwestern Mutual Life Insurance Co.	2.91%	161,201	164,712	11/10/27
Haus25	Freddie Mac	6.04%	343,061	343,061	09/01/28
RiverHouse 11 at Port Imperial	The Northwestern Mutual Life Insurance Co.	4.52%	100,000	100,000	01/10/29
Sable[6]	Pacific Life	5.59%	181,544	—	08/01/29
Port Imperial Garage South	American General Life & A/G PC	4.85%	30,524	31,098	12/01/29
The Emery[7]	Flagstar Bank	3.21%	—	70,653	01/01/31
Secured Permanent Loans Outstanding			$1,339,574	$1,333,966
Unamortized Deferred Financing Costs			(7,416)	(10,492)
Secured Permanent Loans			$1,332,158	$1,323,474
Secured RCF & Term Loans:
Revolving Credit Facility[8]	Various Lenders	SOFR + 2.22%	$30,000	$152,000	04/22/27
Term Loan[8]	Various Lenders	SOFR + 2.22%	—	200,000	04/22/27
RCF & Term Loan Balances			$30,000	$352,000
Unamortized Deferred Financing Costs			—	(3,161)
Total RCF & Term Loan Debt			$30,000	$348,839
Total Debt			$1,362,158	$1,672,313

See Debt Profile Footnotes page.

Debt Summary and Maturity Schedule

As of December 31, all of the Company's total debt portfolio (consolidated and unconsolidated) is hedged or fixed with a weighted average interest rate of 4.88% and a weighted average maturity of 2.2 years.

($ in thousands)

As of 12/31	Balance	% of Total	Weighted Average Interest Rate	Weighted Average Maturity in Years
Fixed Rate & Hedged Debt
Fixed Rate & Hedged Secured Debt	$1,369,574	100.0%	4.90%	1.99
Variable Rate Debt
Variable Rate Debt	—	—%	—%	—
Totals / Weighted Average	$1,369,574	100.0%	4.90%	1.99
Unamortized Deferred Financing Costs	(7,416)
Total Consolidated Debt, net	$1,362,158
Partners’ Share	(72,070)
VRE Share of Total Consolidated Debt, net[1]	$1,290,088

Unconsolidated Secured Debt
VRE Share	$128,506	38.7%	4.32%	4.02
Partners’ Share	203,600	61.3%	4.32%	4.02
Total Unconsolidated Secured Debt	$332,106	100.0%	4.32%	4.02

Pro Rata
Fixed Rate & Hedged Secured Debt	$1,426,010	100.0%	4.88%	2.22
Variable Rate Secured Debt	—	—%	—%	—
Total Pro Rata Debt Portfolio	$1,426,010	100.0%	4.88%	2.22

Debt Maturity Schedule as of December 31, 20252,3

1 Minority interest share of consolidated debt is comprised of $33.7 million at BLVD 425, $29.2 million at BLVD 401 and $9.2 million at Port Imperial South Garage.
2 The Revolver and Unused Revolver Capacity are shown with the one-year extension option utilized on the facilities.
3 The graphic reflects VRE share of consolidated debt balances only. Dollars are shown in millions.

Annex 1: Transaction Activity

$ in thousands
	Location	Transaction Date	Number of Buildings	Units	Gross Proceeds
2025 dispositions-to-date
Land
65 Livingston	Roseland, NJ	1/24/2025	N/A	N/A	$7,300
Wall Land	Wall Township, NJ	4/3/2025	N/A	N/A	31,000
PI North - Building 6 and Riverbend I1	West New York, NJ	4/21/2025	N/A	N/A	6,500
1 Water	White Plains, NY	4/29/2025	N/A	N/A	15,500
PI South - Building 2[1]	Weehawken, NJ	8/28/2025	N/A	N/A	19,000
Harborside 8 and 9	Jersey City, NJ	12/8/2025	N/A	N/A	75,000
Land dispositions-to-date			N/A	N/A	$154,300

Multifamily
Metropolitan at 40 Park[1]	Morristown, NJ	4/21/2025	1	130	$600
Signature Place	Morris Plains, NJ	7/9/2025	1	197	85,000
145 Front Street	Worcester, MA	7/22/2025	1	365	122,200
The James	Park Ridge, NJ	8/14/2025	1	240	117,000
Quarry Place	Eastchester, NY	9/25/2025	1	108	63,000[2]
Multifamily dispositions-to-date			5	1,040	$387,800
Total dispositions-to-date					$542,100

2025 acquisitions-to-date
Multifamily
Sable	Jersey City, NJ	4/21/2025	1	762	$38,500[3]
Multifamily acquisitions-to-date			1	762	$38,500

1 Represents gross value associated with Veris' share of the sale.
2 Gross proceeds include the buyer's assumption of the $41.0 million mortgage loan encumbering the property.
3 Represents gross value associated with the purchase of our partner's 15% equity interest in the Jersey City property now known as Sable.

Annex 2: Reconciliation of Net Income (loss) to NOI (three months ended)

	4Q 2025	3Q 2025
	Total	Total
Net Income (loss)	$(498)	$81,326
Deduct:
Management fees	(554)	(523)
Loss (income) from discontinued operations	(224)	(3,782)
Interest and other investment income	(102)	(173)
Equity in (earnings) loss of unconsolidated joint ventures	(549)	(340)
(Gain) loss on disposition of developable land	1,252	1,118
(Gain) loss from extinguishment of debt, net	318	3,212
Realized gains (losses) and unrealized gains (losses) on disposition of rental property, net	(6,671)	(91,037)
Other (income) expense, net	154	121
Add:
Property management	3,939	4,261
General and administrative	8,563	8,517
Transaction-related costs	322	1,550
Depreciation and amortization	21,466	21,073
Interest expense	18,775	22,240
Provision for income taxes	61	35
Land and other impairments, net	2,317	—
Net operating income (NOI)	$48,569	$47,598

Summary of Consolidated Multifamily NOI by Type (unaudited):	4Q 2025	3Q 2025
Total Consolidated Multifamily - Operating Portfolio	$45,728	$44,851
Total Consolidated Commercial	1,254	1,060
Total NOI from Consolidated Properties (excl. unconsolidated JVs/subordinated interests)	$46,982	$45,911
NOI (loss) from services, land/development/repurposing & other assets	1,524	1,778
Total Consolidated Multifamily NOI	$48,506	$47,689

See Consolidated Statement of Operations page.
See Non-GAAP Financial Definitions.

Annex 3: Consolidated Statement of Operations and Non-GAAP Financial Footnotes

1.Includes $5.1 million relating to assets sold in the third quarter of 2025 and $1.6 million related to years prior to 2022. Refer to Note 3 in the 10-K for additional information.
2.Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common units into common shares 8,589 and 8,677 shares for the three months ended December 31, 2025 and 2024, respectively, and 8,612 and 8,686 shares for the twelve months ended December 31, 2025 and 2024, respectively, plus dilutive Common Stock Equivalents (i.e. stock options).
3.Includes the Company’s share from unconsolidated joint ventures, and adjustments for noncontrolling interest of $0.5 million and $2.6 million for the three months ended December 31, 2025 and 2024, respectively, and $4.2 million and $10.2 million for the twelve months ended December 31, 2025 and 2024 respectively. Excludes non-real estate-related depreciation and amortization of $0.2 million for each of the three months ended December 31, 2025 and 2024, respectively, and $0.6 million and $0.8 million for the twelve months ended December 31, 2025 and 2024, respectively.
4.Funds from operations is calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (Nareit). See Non-GAAP Financial Definitions for information About FFO, Core FFO, AFFO, NOI & Adjusted EBITDA.
5.Represents the Company's controlling interest portion of the $18.0 million land and other impairment charge during the twelve months ended December 31, 2025.
6.Represents the Company's controlling interest portion of the $34.0 million gain on disposition of developable land during the twelve months ended December 31, 2025.
7.Accounting for the impact of Severance/Compensation related costs, General and Administrative expense was $8.5 million and $10.0 million for the three months ended December 31, 2025 and 2024, respectively, and $34.6 million and $36.9 million for the twelve months ended December 31, 2025 and 2024, respectively.
8.Accounting for the impact of Severance/Compensation related costs, Property Management expense was $3.6 million and $3.1 million for the three months ended December 31, 2025 and 2024, respectively, and $14.2 million and $14.1 million for the twelve months ended December 31, 2025 and 2024, respectively.
9.Includes the Company's share from unconsolidated joint ventures of $0 and $(20) thousand for the three months ended December 31, 2025 and 2024, respectively, and $(14) thousand and $(92) thousand for the twelve months ended December 31, 2025 and 2024, respectively.
10.Includes the Company's share from unconsolidated joint ventures of $122 thousand and $59 thousand for the three months ended December 31, 2025 and 2024, respectively and $96 thousand and $94 thousand for the twelve months ended December 31, 2025 and 2024, respectively.
11.Excludes expenditures for tenant spaces in properties that have not been owned by the Company for at least a year.

Back to Consolidated Statement of Operations page.
Back to FFO, Core FFO and Core AFFO page.
Back to Adjusted EBITDA page

Annex 4: Unconsolidated Joint Ventures

($ in thousands)

Property	Units	Percentage Occupied	VRE's Nominal Ownership	4Q 2025 NOI[1]	Total Debt	VRE Share of 4Q NOI	VRE Share of Debt
Multifamily
RiverTrace	316	94.9%	22.5%	$2,313	$82,000	$520	$18,450
Capstone	360	95.0%	40.0%	3,598	135,000	1,439	54,000
Riverpark at Harrison	141	93.6%	45.0%	638	29,948	287	13,477
Station House	378	94.7%	50.0%	1,930	85,158	965	42,579
Total UJV	1,195	94.7%	39.1%	$8,479	$332,106	$3,212	$128,506
1 The sum of property level revenue, straight line and ASC 805 adjustments; less: operating expenses, real estate taxes and utilities. These are shown at 100% and include management fees.

Annex 5: Debt Profile Footnotes

1.Effective rate of debt, including deferred financing costs, comprised of debt initiation costs, and other transaction costs, as applicable.
2.The loan on Portside at East Pier was fully repaid in August 2025, the three-year cap was also terminated.
3.The loan on Upton is hedged with an interest rate cap at a strike rate of 3.5%, expiring in November 2026.
4.The loan on RiverHouse 9 at Port Imperial is hedged with an interest rate cap at a strike rate of 3.5%, expiring in July 2026.
5.In September 2025, the Company sold the property (Quarry Place), simultaneously assigning the $41 million mortgage to the purchaser.
6.The loan on Sable was consolidated in April 2025 upon the acquisition of the remaining 15% controlling interest in the joint venture previously referred to as "Urby at Harborside".
7.The Company elected to prepay the loan on December 31, 2025. Effective rate reflects the fixed rate period, which ended on January 1, 2026.
8.The Company's facilities consist of a $300 million Revolver and $200 million delayed-draw Term Loan and are supported by a group of eight lenders. The eight lenders consists of JP Morgan Chase and Bank of New York Mellon as Joint Bookrunners; Bank of America Securities, Capital One, Goldman Sachs Bank USA, and RBC Capital Markets as Joint Lead Arrangers; and Associated Bank and Eastern Bank as participants. In July 2025, the Company amended its existing facility and fully repaid the Term Loan. In August 2025, the Company terminated $55 million of the $200 million of interest rate cap at strike rate of 3.5%, expiring in July 2026. The amendment also reduced the number of participating Lenders from eight to seven. The facilities have a three-year term ending April 22, 2027, with a one-year extension option. The Revolver remains fully hedged through interest rate caps at a 3.5% strike rate, also expiring in July 2026.

	Balance as of December 31, 2025	Initial Spread	Deferred Financing Costs	5 bps reduction KPI	Updated Spread	SOFR or SOFR Cap	All In Rate
Secured Revolving Credit Facility	$30,000	1.35%	0.92%	(0.05)%	2.22%	3.50%	5.72%

Back to Debt Profile page.

Annex 6: Multifamily Property Information

	Location	Ownership	Apartments	Rentable SF1	Average Size	Year Complete
NJ Waterfront
Haus25	Jersey City, NJ	100.0%	750	617,787	824	2022
Liberty Towers	Jersey City, NJ	100.0%	648	602,210	929	2003
BLVD 401	Jersey City, NJ	74.3%	311	273,132	878	2016
BLVD 425	Jersey City, NJ	74.3%	412	369,515	897	2003
BLVD 475	Jersey City, NJ	100.0%	523	475,459	909	2011
Soho Lofts	Jersey City, NJ	100.0%	377	449,067	1,191	2017
Sable	Jersey City, NJ	100.0%	762	474,476	623	2017
RiverHouse 9 at Port Imperial	Weehawken, NJ	100.0%	313	245,127	783	2021
RiverHouse 11 at Port Imperial	Weehawken, NJ	100.0%	295	250,591	849	2018
RiverTrace	West New York, NJ	22.5%	316	295,767	936	2014
Capstone	West New York, NJ	40.0%	360	337,991	939	2021
NJ Waterfront Subtotal		87.2%	5,067	4,391,122	888
Massachusetts
Portside at East Pier	East Boston, MA	100.0%	180	154,859	862	2015
Portside 2 at East Pier	East Boston, MA	100.0%	296	230,614	779	2018
The Emery	Revere, MA	100.0%	326	273,140	838	2020
Massachusetts Subtotal		100.0%	802	658,613	823
Other
The Upton	Short Hills, NJ	100.0%	193	217,030	1,125	2021
Riverpark at Harrison	Harrison, NJ	45.0%	141	124,774	885	2014
Station House	Washington, DC	50.0%	378	290,348	768	2015
Other Subtotal		62.6%	712	632,152	914
Operating Portfolio		86.1%	6,581	5,681,887	884

Back to Multifamily Operating Portfolio page.
1 Total sf outlined above excludes approximately 151,898 SF of ground floor retail, of which 129,489 SF was leased as of December 31, 2025.
23

Annex 7: Noncontrolling Interests in Consolidated JVs

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2025	2024	2025	2024
BLVD 425	$140	$97	$543	$424
BLVD 401	(518)	(571)	(2,211)	(2,258)
Port Imperial Garage South	10	(2)	21	(5)
Port Imperial Retail South	13	18	28	52
Other consolidated joint ventures	(2)	(37)	(1,919)	(137)
Net losses in noncontrolling interests	$(357)	$(495)	$(3,538)	$(1,924)
Depreciation in noncontrolling interests	750	744	2,969	2,923
Funds from operations - noncontrolling interest in consolidated joint ventures	$393	$249	$(569)	$999
Interest expense in noncontrolling interest in consolidated joint ventures	780	787	3,140	3,146
Net operating income before debt service in consolidated joint ventures	$1,173	$1,036	$2,571	$4,145

Back to Adjusted EBITDA page.

Non-GAAP Financial Definitions
NON-GAAP FINANCIAL MEASURES
Included in this financial package are Funds from Operations, or FFO, Core Funds from Operations, or Core FFO, net operating income, or NOI and Adjusted Earnings Before Interest, Taxes, Depreciation, and Amortization, or Adjusted EBITDA, each a “non-GAAP financial measure,” measuring Veris Residential, Inc.’s historical or future financial performance that is different from measures calculated and presented in accordance with generally accepted accounting principles (“U.S. GAAP”), within the meaning of the applicable Securities and Exchange Commission rules. Veris Residential, Inc. believes these metrics can be a useful measure of its performance, which is further defined below.

Adjusted Earnings Before Interest, Tax, Depreciation and Amortization (Adjusted "EBITDA")
The Company defines Adjusted EBITDA as Core FFO, plus interest expense, plus income tax expense, plus income
(loss) in noncontrolling interest in consolidated joint ventures, and plus adjustments to reflect the entity's share of
Adjusted EBITDA of unconsolidated joint ventures. The Company presents Adjusted EBITDA because the Company believes that Adjusted EBITDA, along with cash flow from operating activities, investing activities and financing activities, provides investors with an additional indicator of the Company’s ability to incur and service debt. Adjusted
EBITDA should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities
(determined in accordance with GAAP), or as a measure of the Company’s liquidity.

Adjusted Earnings Before Interest, Tax, Depreciation and Amortization (Normalized) (Adjusted "EBITDA" (Normalized))
The Company defines Adjusted EBITDA (Normalized) as Adjusted EBITDA, adjusted to reflect the effects of non-recurring property transactions. In the case of acquisition properties, Adjusted EBITDA (Normalized) would be calculated based on Adjusted EBITDA plus the Company’s income (loss) for its ownership period annualized and included on a trailing twelve month basis. In the case of disposition properties, Adjusted EBITDA (Normalized) would be calculated based on Adjusted EBITDA minus the disposition property’s actual income (loss) on a trailing twelve month basis. In the case of joint venture transaction properties whereby the Company acquires a controlling interest and subsequently consolidates the acquired asset, Adjusted EBITDA (Normalized) would be calculated based on Adjusted EBITDA plus the actual income (loss) on a trailing twelve month basis in proportion to the Company’s economic interests in the joint venture as of the reporting date minus recurring joint venture distributions (the Company’s practice for EBITDA recognition for joint ventures). The Company presents Adjusted EBITDA (Normalized) because the Company believes that Adjusted EBITDA (Normalized) provides a more appropriate denominator for its calculation of the Net Debt-to-EBITDA ratio as it reflects the leverage profile of the Company as of the reporting date. Adjusted EBITDA (Normalized) should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity.

Blended Net Rental Growth Rate or Blended Lease Rate
Weighted average of the net effective change in rent (inclusive of concessions) for a lease with a new resident or for a renewed lease compared to the rent for the prior lease of the identical apartment unit.
Core FFO and Adjusted FFO ("AFFO")
Core FFO is defined as FFO, as adjusted for certain items to facilitate comparative measurement of the Company's performance over time. Adjusted FFO ("AFFO") is defined as Core FFO less (i) recurring tenant improvements, leasing commissions, and capital expenditures, (ii) straight-line rents and amortization of acquired above/below market leases, net, and (iii) other non-cash income, plus (iv) other non-cash charges. Core FFO and Adjusted AFFO are presented solely as supplemental disclosure that the Company's management believes provides useful information to investors and analysts of its results, after adjusting for certain items to facilitate comparability of its performance from period to period. Core FFO and Adjusted FFO are non-GAAP financial measures that are not intended to represent cash flow and are not indicative of cash flows provided by operating activities as determined in accordance with GAAP. As there is not a generally accepted definition established for Core FFO and Adjusted FFO, the Company's measures of Core FFO may not be comparable to the Core FFO and Adjusted FFO reported by other REITs. A reconciliation of net income per share to Core FFO and Adjusted FFO in dollars and per share are included in the financial tables accompanying this press release.

Funds From Operations ("FFO")
FFO is defined as net income (loss) before noncontrolling interests in Operating Partnership, computed in accordance with U.S. GAAP, excluding gains or losses from depreciable rental property transactions (including both acquisitions and dispositions), and impairments related to depreciable rental property, plus real estate-related depreciation and amortization. The Company believes that FFO per share is helpful to investors as one of several measures of the performance of an equity REIT. The Company further believes that as FFO per share excludes the effect of depreciation, gains (or losses) from property transactions and impairments related to depreciable rental property (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO per share can facilitate comparison of operating performance between equity REITs.
FFO per share should not be considered as an alternative to net income available to common shareholders per share as an indication of the Company’s performance or to cash flows as a measure of liquidity. FFO per share presented herein is not necessarily comparable to FFO per share presented by other real estate companies due to the fact that

Non-GAAP Financial Definitions
not all real estate companies use the same definition. However, the Company’s FFO per share is comparable to the FFO per share of real estate companies that use the current definition of the National Association of Real Estate Investment Trusts (“Nareit”). A reconciliation of net income per share to FFO per share is included in the financial tables accompanying this press release.
NOI and Same Store NOI
NOI represents total revenues less total operating expenses, as reconciled to net income above. The Company considers NOI to be a meaningful non-GAAP financial measure for making decisions and assessing unlevered performance of its property types and markets, as it relates to total return on assets, as opposed to levered return on equity. As properties are considered for sale and acquisition based on NOI estimates and projections, the Company utilizes this measure to make investment decisions, as well as compare the performance of its assets to those of its peers. NOI should not be considered a substitute for net income, and the Company’s use of NOI may not be comparable to similarly titled measures used by other companies. The Company calculates NOI before any allocations to noncontrolling interests, as those interests do not affect the overall performance of the individual assets being measured and assessed. Same Store NOI includes joint ventures at their pro rata share based on legal ownership.
Same Store NOI is presented for the Same Store portfolio, which comprises all properties that were owned by the Company throughout both of the reporting periods.

Company Information

Company Information

Corporate Headquarters	Stock Exchange Listing	Contact Information
Veris Residential, Inc.	New York Stock Exchange	Veris Residential, Inc.
210 Hudson St., Suite 400		Investor Relations Department
Jersey City, New Jersey 07311	Trading Symbol	210 Hudson St., Suite 400
(732) 590-1010	Common Shares: VRE	Jersey City, New Jersey 07311

Mackenzie Rice
Director, Investor Relations
E-Mail: investors@verisresidential.com
Web: www.verisresidential.com

Executive Officers

Mahbod Nia	Amanda Lombard	Taryn Fielder
Chief Executive Officer	Chief Financial Officer	General Counsel and Secretary

Anna Malhari
Chief Operating Officer

Equity Research Coverage

Bank of America Merrill Lynch	BTIG, LLC	Citigroup
Jana Galan	Thomas Catherwood	Nicholas Joseph

Evercore ISI	Green Street Advisors	JP Morgan
Steve Sakwa	John Pawlowski	Anthony Paolone

Truist
Michael R. Lewis
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